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                                                                    EXHIBIT 32.1

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, William J. Lansing, Chief Executive Officer of ValueVision Media, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The Quarterly Report on Form 10-Q of the Company for the period ended October 29, 2005 (the "Report") fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ WILLIAM J. LANSING
                                     -----------------------------------------
                                                 William J. Lansing
                                       Chief Executive Officer and President
                                            (Principal Executive Officer)

December 8, 2005